SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549



                                  FORM 8-K



                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report: (Date of earliest event reported) July 22, 1996



                            CORNING INCORPORATED
           (Exact name of registrant as specified in its charter)



New York                                1-3247         16-0393470
(State or other jurisdiction            (Commission    (I.R.S. Employer
of incorporation)                       File Number)   Identification No.)



One Riverfront Plaza, Corning, New York                          14831
(Address of principal executive offices)                         (Zip Code)

(607) 974-9000
(Registrant's telephone number, including area code)



N/A
(Former name or former address, if changed since last report)

Item 5.   Other Events

As previously announced, in May 1996, Corning's Board of Directors approved a plan to distribute to its shareholders on a pro rata basis all of the shares of Corning Clinical Laboratories Inc. and Corning Pharmaceutical Services Inc. (the "Distributions"). The result of the plan will be the creation of two independent, publicly-owned (but as yet unnamed) companies. Corning has submitted to the Internal Revenue Service a request for a ruling that the Distributions will qualify as tax-free distributions under the Internal Revenue Code of 1986. The final terms of the Distributions, which are subject to approval by Corning's Board of Directors, will be set forth in registration statements to be filed with the Securities and Exchange Commission and in an Information Statement to be distributed to Corning's shareholders. The Distributions are expected to occur by the end of 1996.

As a result of the plan to distribute the clinical-laboratory and pharmaceutical-services businesses, Corning's consolidated financial statements will report these businesses, which comprised Corning's Health Care Services segment, as discontinued operations.
The attached exhibit presents the restated income statements, selected footnotes and other analysis reflecting the Health Care Services segment as discontinued operations for the fiscal years 1991 through 1995. Income from operations of the discontinued businesses includes an allocation of Corning's interest expense based on the ratio of net assets of discontinued operations to Corning's consolidated net assets.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

The followings exhibit is attached:

Restated income statements, selected footnotes, and other analysis for the fiscal years ended 1991 through 1995.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(dollars in millions, except per-share amounts)



                                            Fiscal Year Ended
                             ----------------------------------------------
                               December January  January  January December 29
                                 31,       1,       2,       3,       29,
                                 1995     1995     1994     1993      1991
                              --------   ------   ------   ------   --------

REVENUES:
  Net sales                   $ 3,257.1 $ 3,083.4 $2,685.3 $2,558.9$2,374.9
  Royalty, interest, and
    dividend income               30.6      26.5     28.2     34.1     25.8
                               -------   -------  -------  -------  -------
                               3,287.7   3,109.9  2,713.5  2,593.0  2,400.7

DEDUCTIONS:
  Cost of sales                2,032.6   1,950.0  1,784.8  1,676.8  1,555.1
  Selling, general and
    administrative expenses      556.2     535.8    480.3    483.3    462.5
  Research and development
    expenses                     175.7     176.6    172.7    150.9    130.2
  Provision for restructuring
    and other special charges     26.5              112.0     63.3
  Interest expense                69.3      65.6     57.5     46.8     46.9
  Other, net                      21.3      38.1     31.9     15.7     23.5
                               -------   -------  -------  -------  -------

Income from continuing
  operations before taxes
    on income                    406.1     343.8     74.3    156.2    182.5
Taxes on income from
  continuing operations          118.2     112.6     (5.2)    20.8     52.2
                               -------   -------  -------  -------  -------
Income from continuing
  operations before
  minority interest and
  equity earnings                287.9     231.2     79.5    135.4    130.3
Minority interest in earnings
  of subsidiaries                (64.4)    (48.6)   (15.1)   (21.0)   (16.9)
Dividends on convertible
  preferred securities
  of subsidiary                  (13.7)     (6.1)
Equity in earnings (losses)
  of associated companies:
    Other than Dow Corning
    Corporation                   66.7      48.6     25.0     40.4     36.6
    Dow Corning Corporation     (348.0)     (2.8)  (144.5)    11.9     74.4
                                -------   -------  -------  -------  -------
INCOME (LOSS) FROM CONTINUING
  OPERATIONS BEFORE
  EXTRAORDINARY CREDIT AND
  CUMULATIVE  EFFECT OF CHANGES
  IN ACCOUNTING METHODS          (71.5) (a)222.3 (c)(55.1) (f)166.7 (h)224.4 (k)
Tax benefit of loss carryforwards                               0.7     5.6
Cumulative effect of changes
  in accounting methods                                      (284.7) (i)
                              -------   ------   ------   --------    ------
Income (loss) from
  continuing operations          (71.5)    222.3    (55.1)  (117.3)    230.0
Income from discontinued
  operations, net of
  income taxes                    20.7 (b)  59.0 (d) 39.9 (g)104.7 (j)  86.8 (l)
                               -------      ----     ----    -----      ----
NET INCOME (LOSS)              $ (50.8)  $ 281.3  $ (15.2)(e)(12.6)   $316.8
                                =======   =======  =======    =====   ======

PER COMMON SHARE DATA:
INCOME (LOSS) FROM CONTINUING
  OPERATIONS BEFORE EXTRAORDINARY
  CREDIT AND CUMULATIVE EFFECT
  OF CHANGES IN
  ACCOUNTING METHODS           $ (0.32)  $  1.04  $ (0.30) $  0.87  $  1.19
Tax benefit of
  loss carryforwards                                                   0.03
Cumulative effect of changes
  in accounting
  methods                                                    (1.51)
                                -------   ------   ------   -------  ------
Income (loss) from
  continuing operations          (0.32)     1.04    (0.30)   (0.64)    1.22
Income from discontinued
  operations,
  net of income taxes             0.09      0.28     0.21     0.56     0.47
                               -------   -------  -------  -------  -------
NET INCOME (LOSS)              $ (0.23)  $  1.32  $ (0.09) $ (0.08) $  1.69
                                =======   =======  =======  =======  =======

WEIGHTED AVERAGE
  SHARES OUTSTANDING             226.6     211.8    192.0    188.6    186.5
                               =======   =======  =======  =======  =======

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
NOTES TO CONSOLIDATED STATEMENTS OF INCOME


(a)In 1995, Corning recognized a restructuring charge from continuing operations totaling $26.5 million ($16.1 million after tax), as a result of severance for workforce reductions in corporate staff groups and the write-off of production equipment caused by the decision to exit the manufacturing facility for glass-ceramic memory-disks.

   Corning also recorded an after-tax charge of $365.5 million to fully reserve its investment in Dow Corning Corporation (a 50%-owned equity company) as a result of Dow Corning Corporation filing for protection under Chapter 11 of the United States Bankruptcy Code in May 1995.
(b)In 1995, discontinued operations included a restructuring charge totaling $40.5 million ($24.4 million after tax, or $0.11 per share).

(c)In 1994, Corning recorded a $75.9 million reduction in equity earnings as a result of a charge taken by Dow Corning Corporation related to breast-implant litigation.

(d)In 1994, discontinued operations included a restructuring charge totaling $82.3 million ($55.4 million after tax, or $0.26 per share).

(e)Effective January 4, 1993, Corning and its subsidiaries adopted Financial Accounting Standard No. 109, "Accounting for Income Taxes" ("FAS 109") and Financial Accounting Standard No. 112, "Employers' Accounting for Postemployment Benefits" ("FAS 112"). The impact of adopting FAS 109 and FAS 112 was not material to Corning's financial statements.

(f)In 1993, Corning recognized a restructuring charge from continuing operations totaling $112.0 million ($63.2 million after tax and minority interest) as a result of costs to integrate the Costar acquisition and a planned company-wide restructuring program. Corning also recognized a non-operating gain totaling $4.2 million ($2.6 million after tax).

   Corning also recorded a $203.1 million reduction in equity earnings as a result of a charge taken by Dow Corning related to breast-implant litigation and a $9.5 million reduction in equity earnings as a result of a restructuring charge taken by Vitro Corning, SA, a 50% equity investee.

(g)In 1993, discontinued operations included restructuring and other special charges totaling $95 million ($57.3 million after tax, or $0.30 per share).

(h)In 1992, Corning recorded a provision of $63.3 million ($32.1 million after-tax and minority interest) as a result of Corning Vitro Corporation's ("Corning Vitro") decision to restructure its Brazilian operations. Corning also recognized net non-operating gains from consolidated operations totaling $7.0 million ($21.7 million after tax), including a gain of $10.1 million (before and after tax) from the sale of an additional equity interest in Corning Japan and a pre-tax loss of $7.3 million ($9.0 million after-tax gain) from the formation of the consumer housewares venture with Vitro.

   Corning also recognized a $37.7 million reduction in equity earnings which included $24.5 million of costs associated with Dow Corning's terminated breast implant business and $13.2 million of restructuring charges associated with Dow Corning's exit from its Brazilian operations and other cost-reduction programs.

(i)Effective December 30, 1991, Corning and its subsidiaries adopted Financial Accounting Standard No. 106, "Employers' Accounting for Postretirement Benefits Other than Pensions" ("FAS 106"). The cumulative effect of adopting FAS 106 resulted in a charge to continuing operations of $292.9 million (after tax and minority interest), or $1.55 per share, in 1992. In addition, an $8.2 million gain, or $0.04 per share, from an equity company's adoption of FAS 109 was recognized in 1992.

(j)In 1992, discontinued operations included a charge for the cumulative effect of adopting FAS 106 totaling $1.9 million after tax, or $0.01 per share and a tax benefit of loss carryforwards totaling $7.0 million, or $0.04 per share.

(k)In 1991, the Company recognized net non-operating gains from consolidated operations totaling $4.6 million ($12.5 million after tax) which included a gain of $5.3 million (before and after tax) on the sale of a less than 10% equity interest in Corning Japan. Corning also recognized an $8.2 million reduction in equity earnings to reflect a charge recorded by Dow Corning for costs associated with its breast implant business.

(l)In 1991, discontinued operations included non-operating gains of $3.5 million ($2.1 million after tax, or $0.01 per share).

The following analysis summarizes the impact of these items on Corning's net income and earnings per share:



                                        Fiscal Year Ended
                        ----------------------------------------------
                       December 31,January 1,January 2,January 3,December 29,
                           1995      1995      1994      1993       1991
                        -------    ------    ------    --------    -------

NET INCOME
Before Unusual Items and
  Dow Corning Corporation $292.6     $225.1    $159.5   $165.2   $137.5

Unusual items and Dow
  Corning Corporation:
  Tax benefit of loss
    carryforwards                                         0.7      5.6
  Cumulative effect
   of changes in
   accounting methods                                  (284.7)
  Dow Corning
   Corporation           (348.0)       (2.8)  (144.5)    11.9     74.4
  Restructuring and
   other special charges,
   net of non-operating
   gains                  (16.1)               (70.1)   (10.4)    12.5
                          -----      ----      -----    -----    -----

Continuing operations     (71.5)      222.3    (55.1)  (117.3)   230.0
Discontinued operations    20.7        59.0     39.9    104.7     86.8
                          -----      ------    -----    -----    -----

NET INCOME (LOSS)         $(50.8)    $281.3    $(15.2)  $(12.6)  $316.8
                          ======     ======    ======   ======   ======

EARNINGS PER SHARE
Before Unusual Items and
  Dow Corning Corporation $ 1.29     $ 1.05    $ 0.82   $ 0.87   $ 0.72

Unusual items and Dow
  Corning Corporation:
  Tax benefit of loss
    carryforwards                                                  0.03
  Cumulative effect of changes
     in accounting methods                               (1.51)
  Dow Corning Corporation  (1.54)     (0.01)    (0.76)    0.06     0.40
  Restructuring and other
   special charges, net
   of non-operating gains  (0.07)               (0.36)   (0.06)    0.07
                          ------     ----      ------   ------   ------

Continuing operations      (0.32)      1.04     (0.30)   (0.64)    1.22
Discontinued operations     0.09       0.28      0.21     0.56     0.47
                          ------     ------    ------   ------   ------

NET INCOME (LOSS)         $(0.23)    $ 1.32    $(0.09)  $(0.08)  $ 1.69
                          ======     ======    ======   ======   ======
WEIGHTED AVERAGE
  SHARES OUTSTANDING      226.6       211.8    192.0    188.6    186.5
                          =====      ======    =====    =====    =====

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                       CORNING INCORPORATED
                                                       Registrant



Date:  July 22, 1996                    By   /s/   KATHERINE A. ASBECK
                                                   Katherine A. Asbeck
                                                   Chief Accounting Officer